UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2021

VULCAN MATERIALS COMPANY

(Exact Name of Registrant as Specified in its Charter)

New Jersey	001-33841	20-8579133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Urban Center Drive

Birmingham, Alabama 35242

(Address of principal executive offices)

(Zip Code)

(205) 298-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2021, Vulcan Materials Company (“Vulcan,” “we,” “our” or “us”), Grizzly Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Vulcan (“Grizzly Merger Sub”) and U.S. Concrete, Inc., a Delaware corporation (“U.S. Concrete”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Grizzly Merger Sub will be merged with and into U.S. Concrete, with U.S. Concrete surviving as a wholly owned subsidiary of Vulcan (the “Merger”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.001 per share, of U.S. Concrete (“U.S. Concrete Common Stock”) (other than such shares (i) owned by U.S. Concrete, Vulcan or Grizzly Merger Sub or owned by any wholly owned subsidiary of Vulcan (other than Grizzly Merger Sub) or of U.S. Concrete or (ii) exercising dissenters rights in accordance with Section 262 of the General Corporation Law of the State of Delaware) will be converted into the right to receive $74.00 in cash, without interest (the “Merger Consideration”).

If the Merger is consummated, the U.S. Concrete Common Stock will be delisted from the NASDAQ Global Select Market and deregistered under the Securities Exchange Act of 1934, as amended.

Treatment of Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each outstanding U.S. Concrete restricted stock unit award covering shares of U.S. Concrete Common Stock (“RSU Award”) will become vested and be settled in cash, without interest, in an amount equal to the Merger Consideration. The number of shares of U.S. Concrete Common Stock subject to any portion of any RSU award that vests based on achievement of pre-established performance criteria that will be settled in cash will be determined in accordance with the terms of the applicable RSU Award agreement and, to the extent applicable, any other written agreement between the Company and the holder of the Company RSU Award.

Conditions to the Merger

The consummation of the Merger is subject to certain closing conditions set forth in the Merger Agreement, including, (i) approval of the Merger by the holders of a majority of the outstanding shares of U.S. Concrete Common Stock (the “U.S. Concrete Stockholder Approval”), (ii) the absence of any law or injunction order (whether temporary, preliminary or permanent) by any governmental entity that has the effect of restraining, enjoining or otherwise prohibiting the consummation of the Merger and (iii) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder. Each party’s obligation to complete the Merger is also subject to certain additional conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) the absence of a material adverse effect with respect to U.S. Concrete and (iii) performance in all material respects by the other party of its obligations under the Merger Agreement.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants requiring U.S. Concrete to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time and to use reasonable best efforts to obtain required government approvals, subject to certain exceptions. The Merger Agreement also includes covenants requiring U.S. Concrete (i) not to solicit, or enter into discussions with third parties relating to, alternative business combination transactions during the period between the execution of the Merger Agreement and the Effective Time, subject to certain exceptions, and (ii) to call and hold a special meeting of the U.S. Concrete stockholders to approve the Merger and, subject to certain exceptions, not to withdraw, change, amend, modify or qualify in a manner adverse to Vulcan the recommendation of the U.S. Concrete board of directors that the U.S. Concrete stockholders approve the Merger Agreement, the Merger and the principal terms thereof.

Termination and Termination Fees

The Merger Agreement contains certain termination rights, including (x) the right of either party to terminate the Merger Agreement if (a) the parties mutually consent to terminate in writing, (b) there has been a breach of any representation, warranty, covenant or agreement made by the other party in the Merger Agreement such that a closing condition would not be satisfied (subject to cure rights), (c) the Merger does not occur by March 6, 2022 (which date may be extended by three months to June 6, 2022 if the only then-outstanding closing conditions relate to regulatory approval) (such date, as may be extended, the “Outside Date”), (d) there is a final, non-appealable order, injunction, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; or (e) U.S. Concrete is unable to obtain the U.S. Concrete Stockholder Approval; (y) the right of Vulcan to terminate the Merger Agreement if, prior to the U.S. Concrete Stockholder Approval, the U.S. Concrete board of directors changes its recommendation in favor of the Merger; and (z) the right of U.S. Concrete to terminate the Merger Agreement, prior to receiving the U.S. Concrete Stockholder Approval, in order to enter into a definitive agreement for a superior proposal (so long as U.S. Concrete complies in all material respects with the non-solicitation provisions in the Merger Agreement).

The Merger Agreement provides that U.S. Concrete must pay Vulcan a termination fee equal to $50 million if the Merger Agreement is terminated in certain circumstances, including (i) in the circumstances described in clauses (y) and (z) in the preceding paragraph; (ii) if either party terminates the Merger Agreement due to the failure to obtain the U.S. Concrete Stockholder Approval, an acquisition proposal is made public and not publicly withdrawn at least two business days prior to U.S. Concrete stockholders’ meeting and within 12 months of such termination, an acquisition proposal is consummated or a definitive agreement is entered into with respect to an acquisition proposal; or (iii) if (a) prior to the termination of the Merger Agreement, an acquisition proposal is made to U.S. Concrete or becomes publicly disclosed and is not withdrawn prior to such termination, (b) either party terminates the Merger Agreement because the Outside Date has been reached (unless the Parent Termination Fee is then payable) or Vulcan terminates the Merger Agreement due to U.S. Concrete’s breach of one or more covenants of the Merger Agreement after the receipt of such acquisition proposal and (c) within 12 months of such termination, an acquisition proposal is consummated or a definitive agreement is entered into with respect to an acquisition proposal.

Additionally, the Merger Agreement provides that Vulcan must pay U.S. Concrete a termination fee (the “Parent Termination Fee”) equal to $50 million if the Merger Agreement is terminated in certain circumstances related to the failure to obtain required regulatory approvals prior to the Outside Date.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Vulcan, Grizzly Merger Sub, U.S. Concrete or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Vulcan included in its public reports filed with the Securities and Exchange Commission (“SEC”). The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Vulcan, Grizzly Merger Sub and U.S. Concrete and the transactions contemplated by the Merger Agreement that will be contained in, incorporated by reference into or attached as an annex to the proxy statement that U.S. Concrete will file in connection with the transactions contemplated by the Merger Agreement as well as in the other filings that each of Vulcan and U.S. Concrete will make with the SEC.

Item 8.01	Other Events.

On June 6, 2021, in connection with the execution of the Merger Agreement, Vulcan entered into a commitment letter with Truist Securities, Inc. and Truist Bank (together, “Truist Bank”) pursuant to which Truist Bank has committed to provide to Vulcan a $2.2 billion senior unsecured bridge loan (the “Bridge Loan”). At closing, the proceeds of the Bridge Loan (or an alternative financing arrangement) will be used, together with cash on hand, to pay Vulcan’s obligations in respect of the Merger Agreement. The funding of the Bridge Loan is subject to the occurrence of customary closing conditions.

On June 7, 2021, Vulcan and U.S. Concrete issued a joint press release regarding the Merger. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 6, 2021, by and among Vulcan Materials Company, Grizzly Merger Sub I, Inc. and U.S. Concrete, Inc.*

99.1	Joint Press Release, dated as of June 7, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

*    *    *

No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in connection with the proposed transaction between Vulcan and U.S. Concrete. In connection with the proposed transaction, U.S. Concrete intends to file a proxy statement with the SEC. Each of Vulcan and U.S. Concrete may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of U.S. Concrete. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF U.S. CONCRETE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about Vulcan, U.S. Concrete and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Vulcan will be available free of charge on Vulcan’s website at https://www.vulcanmaterials.com. Copies of the documents filed with the SEC by U.S. Concrete will be available free of charge on U.S. Concrete’s website at https://www.us-concrete.com.

Participants in the Solicitation

Vulcan, U.S. Concrete, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Concrete’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Concrete stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the proxy statement when filed.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction of Vulcan and U.S., including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential shareholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s SEC filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2021	VULCAN MATERIALS COMPANY

	By:	/s/ Denson N. Franklin III
	Name:	Denson N. Franklin III
	Title:	Senior Vice President, General Counsel and Secretary